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                                                                   EXHIBIT 10.28



                       EXTENSION OF AND THIRD AMENDMENT TO
                        THE MANAGEMENT SERVICES AGREEMENT


        This EXTENSION OF AND THIRD AMENDMENT TO THE MANAGEMENT SERVICES AGREEMENT (this "AMENDMENT") is dated as of April 28, 1999, and entered into among WHEREHOUSE ENTERTAINMENT, INC., a Delaware corporation (the "COMPANY"), ALVAREZ & MARSAL, INC., a New York corporation ("A&M"), A&M INVESTMENT ASSOCIATES #3, LLC, a Delaware limited liability company (the "AFFILIATE") and ANTONIO C. ALVAREZ II, an individual ("ALVAREZ"). Reference is made to that certain Management Service Agreement (the "MANAGEMENT SERVICES AGREEMENT", and as extended and amended hereby, the "EXTENDED AND AMENDED AGREEMENT") dated as of January 31, 1997, amended by an Extension and Amendment dated as of February 1, 1998, and amended further by a Second Amendment dated as of April 30, 1998, among the Company, A&M, the Affiliate, Alvarez and, with respect to Section 2(c) and 8 thereof only, Cerberus, and binding upon the Support Employees. All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Management Services Agreement.

                                    RECITALS

               WHEREAS, A&M and the Company desire to extend the term of the Management Services Agreement; and

               WHEREAS, A&M, Alvarez, the Affiliate and the Company desire to amend certain terms and provisions of the Management Services Agreement as provided herein;

               NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

               1. EXTENSION OF THE MANAGEMENT SERVICES AGREEMENT

               Pursuant to Section 2(b) of the Management Services Agreement, the Company and A&M hereby agree to extend the term of the Management Services Agreement such that the Extended and Amended Agreement shall terminate on October 14, 2000, subject to earlier termination pursuant to Section 7 of the Extended and Amended Agreement (such extended term the "SECOND EXTENDED TERM") ; provided, however, that at least six months prior to the expiration of the Second Extended Term, A&M and the Company shall notify the other as to whether it desires to extend the Second Extended Term. If both A&M and the Company desire to extend the Second Extended Term, they will promptly commence and pursue good faith negotiations regarding the terms and conditions of such extension. If either A&M or the Company does not desire to extend the Second Extended Term, or if the parties are unable to reach agreement on the terms and conditions under which the Second Extended Term shall be extended, the Extended and Amended Agreement shall terminate on October 14, 2000, except that each of A&M and the Company shall use its best efforts and shall provide full cooperation to the other in making a smooth transition in the management of the Company to the new management selected by the Company. If so terminated by expiration of the Second Extended



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Term, except as provided in Section 6(d) of the Extended and Amended Agreement
and except for accrued but unpaid fees due to A&M pursuant to Section 4(a) of the Extended and Amended Agreement and amounts due pursuant to Section 5 of the Extended and Amended Agreement, neither party shall have any further obligation to the other either hereunder or under the Extended and Amended Agreement.

               2. AMENDMENT TO SECTION 4(a)(1) OF THE MANAGEMENT SERVICES
                  AGREEMENT

               Section 4(a)(1)(i) of the Management Services Agreement is amended to read in full as follows:

                            (1)    Base Fees.

                                    (i) Alvarez and Support Employees. In
                     consideration for the services of A&M, Alvarez and the Support Employees, except for the Support Employees named in paragraphs (ii), (iii), (iv) and (v) of this Section 4(a)(1) (the "NAMED SUPPORT EMPLOYEES"), for the account, and on behalf of A&M hereunder, the Company shall pay A&M during the term of this Agreement a management fee of $50,000 (or a pro-rated portion thereof) per month irrespective of the number of Support Employees provided by A&M to the Company.

               New Section 4(a)(1)(v) is added to the end of Section 4(a)(1) to read in full as follows:

                                    (v) Sudhir Aggarwal. Effective February 1,
                     1999 and continuing until the earlier of the termination of this Agreement or the date on which Sudhir Aggarwal ceases to serve full-time for the Company, the Company shall pay A&M $10,416.67 per month in consideration for the full-time services of Sudhir Aggarwal.


               3.     GENERAL

                     (a) Reference to and Effect on the Management Services Agreement.

                            (i) On and after the effective date of this
              Extension and Amendment, each reference in the Management Services Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Management Services Agreement shall mean and be a reference to the Extended and Amended Agreement; and

                            (ii) The execution, delivery and performance of this
              Extension and Amendment shall not, except as expressly provided herein or therein,


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               constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Company under, the Management Services Agreement.

                     (b) Amendment. No modification or amendment of, or waiver under, this Extension and Amendment shall be valid unless in writing and signed by each of the parties hereto.

                     (c) Binding Agreement. This Extension and Amendment and the Extended and Amended Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

                     (d) Authorization. Each of the Company and the A&M Parties represents and warrants that its execution, delivery and performance of this Extension and Amendment has been duly authorized by all necessary corporate action.

                     (e) Governing Law. This Extension and Amendment shall be governed by and construed in accordance with the internal laws of the State of New York without regard to conflict of law principles.

                     (f) Severability. If any term, provision, covenant or restriction herein is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Extension and Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

                     (g) Tax Indemnification. A&M, Alvarez and each Support Employee agree jointly and severally to indemnify and hold the Company harmless against and reimburse the Company on demand for any federal, state or local taxes, workers compensation, health or disability benefits, and any penalties and interest thereon, payable by or on behalf of the Company in respect of the services of A&M, Alvarez and the Support Employees furnished to the Company pursuant to this Extension and Amendment or the Extended and Amended Agreement.

                     (h) Entire Agreement. This Extension and Amendment and the Extended and Amended Agreement contain the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior discussions and understandings.

                     (i) Headings. Section and subsection headings in this Extension and Amendment are included herein for convenience of reference only and shall not constitute a part of this Extension and Amendment for any other purpose or be given any substantive effect.

                     (j) Counterparts; Effectiveness. This Extension and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original,


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       but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Extension and Amendment shall become effective upon the execution of a counterpart hereof by the Company, A&M, the Affiliate and Alvarez and receipt by the Company of written or telephonic notification of such execution and authorization of delivery thereof.


               IN WITNESS THEREOF, the parties have executed this Amendment as of the day and year first above written.



                                          ALVAREZ & MARSAL, INC.


                                          By: /s/ Antonio C. Alvarez, II
                                              -----------------------------
                                          Its: Principal
                                               ----------------------------


                                          A&M INVESTMENT ASSOCIATES #3, LLC


                                          By: /s/ Antonio C. Alvarez, II
                                              -----------------------------
                                          Its: Managing Member
                                               ----------------------------



                                          ANTONIO C. ALVAREZ II


                                          /s/ Antonio C. Alvarez, II
                                          ----------------------------------



                                          WHEREHOUSE ENTERTAINMENT, INC.


                                          By: /s/ Robert S. Kelleher
                                              -----------------------------
                                          Its: Executive Vice President,
                                               Chief Financial Officer
                                               ----------------------------